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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K
                                      --------


                                   CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                           Date of Report:  May 20, 1998



                               REDWOOD EMPIRE BANCORP
              (Exact number of Registrant as specified in its charter)



     California                       File No. 0-19231           68-0166366
     ----------                       ----------------           ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer)
of Incorporated or organization)                             Identification No.)



111 Santa Rosa Avenue, Santa Rosa, California                    95404-4905
---------------------------------------------                    ----------
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code:  (707) 573-4800
                                                            --------------




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ITEM 5.  OTHER EVENTS

Press releases for the following (article attached):

          Redwood Empire Bancorp declares reinstatement of quarterly cash dividends on its Common Stock.

                                     SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               5/20/98
Date:  -------------------         REDWOOD EMPIRE BANCORP
                                   ----------------------
                                        (Registrant)


                                             /s/ James E. Beckwith
                                        By:  ---------------------
                                             James E. Beckwith
                                             Executive Vice President and
                                             Chief Financial Officer